Neuberger & Berman Advisers Management Trust Liquid Asset Portfolio
                       Current/Effective Yield Computation
                         7 Days Ended December 31, 1994


Current yield = (Base period return /7 x 365)

Current yield = (.000945871/7 x 365)

Current yield = .0493 or 4.93%



Effective yield = [(Base Period Return + 1)365/7]-1

Effective yield = [(1.000945871)365/7]-1

Effective yield = .0505 or 5.05%

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                         LIMITED MATURITY BOND PORTFOLIO

                            30-DAY YIELD COMPUTATION
                         30 DAYS ENDED DECEMBER 31, 1994



A = Dividend and interest income

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that was entitled to receive dividends

D = Maximum offering price on the last day of the month


YIELD=2[(A-B/CxD + 1)superscript 6 - 1]

YIELD=2[(2,034,585.07 - 220,809.58/24,526,876.959x14.02 + 1)superscript 6 - 1]


YIELD = .0641 or 6.41%

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                           GOVERNMENT INCOME PORTFOLIO

                            30-DAY YIELD COMPUTATION
                         30 DAYS ENDED DECEMBER 31, 1994


A = Dividend and interest income

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that was entitled to receive dividends

D = Maximum offering price on the last day of the month


YIELD=2[(A-B/CxD + 1)superscript 6 - 1]

YIELD=2[(5,602.03 - 847.07/101,809.613x10.15 + 1)superscript 6 - 1]


YIELD = .0559 or 5.59%

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                GROWTH PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

         The following reflects the calculation of the Growth Portfolio's average annual total return ("T") for the one year, five year, and ten year periods ended December 31, 1994, which have been included in the Statement of Additional Information. In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e. $1,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is


       ________
T= \n / ERV/P   - 1
    \/

Ten Year Period January 1, 1985 through December 31, 1994

n = 10
ERV = $3,075.30
P = $1,000



        ____________
    10 /
T= \  / 3,075.30/1000 - 1
    \/




                               T = .1189 or 11.89%


Five Year Period January 1, 1990 through December 31, 1994

n = 5
ERV = $1,323.80
P = $1,000


        ____________
     5 /
T= \  / 1,323.80/1000 - 1
    \/



                               T = .0577 or 5.77%


One Year Period January 1, 1994 through December 31, 1994

n = 1
ERV = $950.10
P = $1,000

        __________
     1 /
T= \  / 950.10/1000 - 1
    \/


                              T = -.0499 or -4.99%

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                               BALANCED PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

         The following reflects the calculation of the Balanced Portfolio average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1994, which have been included in the
Statement of Additional Information. In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e. $1,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is


       ______
T= \ n/ ERV/P - 1
    \/


Period February 28, 1989 through December 31, 1994

n = 5.84
ERV = $1,618.40
P = $1,000


        _____________
   5.84/
T= \  / 1,618.40/1000 - 1
    \/


                               T = .0859 or 8.59%


Five Year Period January 1, 1990 through December 31, 1994

n = 5
ERV = $1,390.40
P = $1,000


        _____________
     5 /
T= \  / 1,390.40/1000 - 1
    \/


                               T = .0681 or 6.81%


One Year Period January 1, 1994 through December 31, 1994

n = 1
ERV = $ 966.40
P = $1,000

        ___________
     1 /
T= \  / 966.40/1000 - 1
    \/


                              T = -.0336 or -3.36%

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                               PARTNERS PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

         The following reflects the calculation of the Partners Portfolio's average annual total return ("T") for the life of Portfolio periods ended
December 31, 1994, which has been included in the Statement of Additional Information. In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e. $1,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is


       ______
T= \n / ERV/P - 1
    \/


Period March 22, 1994 through December 31, 1994

n = 0.78
ERV = $ 977.00
P = $1,000


        ___________
   0.78/
T= \  / 977.00/1000 - 1
    \/



                      T = .0230 or -2.30% (Not Annualized)

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                           GOVERNMENT INCOME PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

         The following reflects the calculation of the Government Income Portfolio's average annual total return ("T") for the life of Portfolio period ended December 31, 1994, which have been included in the Statement of Additional Information. In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e. $1,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is



       ______
T= \n / ERV/P - 1
    \/



Period March 22, 1994 through December 31, 1994

n = 0.78
ERV = $1,015.00
P = $1,000


        _____________
   0.78/
T= \  / 1,015.00/1000 - 1
    \/



                       T = .0150 or 1.50% (Not Annualized)

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                         LIMITED MATURITY BOND PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

         The following reflects the calculation of the Limited Maturity Bond Portfolio average annual total return ("T") for the one year, five year, and ten year periods ended December 31, 1994, which have been included in the Statement of Additional Information. In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e. $1,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is


       ______
T= \n / ERV/P - 1
    \/


Ten Year Period January 1, 1985 through December 31, 1994

n = 10
ERV = $2,150.20
P = $1,000



        _____________
    10 /
T= \  / 2,150.20/1000 - 1
    \/



                               T = .0796 or 7.96%

Five Year Period January 1, 1990 through December 31, 1994

n = 5
ERV = $1,350.50
P = $1,000


        _____________
     5 /
T= \  / 1,350.50/1000 - 1
    \/


                               T = .0619 or 6.19%


One Year Period January 1, 1994 through December 31, 1994

n = 1
ERV = $998.50
P = $1,000



        _____________
     1 /
T= \  / 998.50/1000 - 1
    \/


                              T = -.0015 or -0.15%